UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 28, 2007

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-113863	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Dealer Manager Agreement

On February 28, 2007, Paladin Realty Income Properties, Inc. (the “Company”) entered into an amendment to that certain Dealer Manager Agreement by and between the Company and Prospect Financial Advisors, LLC (“Prospect”) dated February 28, 2005 (the “Dealer Manager Agreement”) pursuant to which the Dealer Manager Agreement has been extended until May 31, 2007 and pursuant to which Prospect will continue to serve as the Company’s dealer manager on a non-exclusive basis at the same rate of compensation and reimbursement of expenses provided under the Dealer Manager Agreement. The amendment also provides that the Dealer Manager Agreement may be terminated, commencing on or after May 31, 2007, by either the Company or Prospect without cause upon thirty (30) days prior written notice to the other party or immediately upon the effective date of the appointment by the Company of an exclusive agent and distributor to assume and / or perform the rights, duties and obligations of the dealer Manager under the Dealer Manager Agreement. A copy of Amendment No. 1 to the Dealer Manager Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Dealer Manager Agreement, Prospect has served as the Company’s dealer manager for its offering of $385,000,000 in common shares pursuant to the Company’s Registration Statement on Form S-11 (No. 333-113863) (the “Offering”) since February 28, 2005. As discussed in the prospectus relating to the Offering, the Company may transition the dealer manager duties for the Offering from Prospect to an affiliate of Paladin Advisors. The Company and Paladin Advisors are currently taking steps to allow the Company to transition such dealer manager duties to a wholly-owned affiliate of Paladin Advisors, but no assurance can be made that this transition will occur or, if so, when it will occur.

Amendment of Advisory Agreement

The Company has also entered into an Amended and Restated Advisory Agreement with Paladin Advisors dated February 28, 2007 (the “Amended and Restated Advisory Agreement”) which extends the Advisory Agreement dated February 28, 2006 for another year term ending on February 28, 2008. A copy of the Amended and Restated Advisory Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: March 6, 2007	By:	/s/ Michael B. Lenard
Michael B. Lenard
Executive Vice President, Secretary and Counselor

Exhibit

10.1	Amendment No. 1 dated February 28, 2007 to the Dealer Manager Agreement by and between Paladin Realty Income Properties, Inc. and Prospect Financial Advisors, LLC dated February 28, 2005.

10.2	Amended and Restated Advisory Agreement by and between Paladin Realty Income Properties, Inc. and Paladin Realty Advisors, LLC dated February 28, 2007.